                              SKECHERS U.S.A., INC.

                        1998 STOCK OPTION, DEFERRED STOCK

                            AND RESTRICTED STOCK PLAN

                             STOCK OPTION AGREEMENT


NAME: ___________________

                  This AGREEMENT is made effective as of the ______ day of ______, _______ (the "Option Grant Date"), by and between Skechers U.S.A., Inc., a Delaware corporation (the "Company") and ________________ (the "Optionee").

                                    RECITALS

                  WHEREAS, the Board of Directors of the Company has established the 1998 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") effective as of January 15, 1998, and

                  WHEREAS, pursuant to the provisions of said Plan, the Administrator of the Company, by action duly taken on ________________, _____, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

                  1. The Option(s). The Optionee may, at his/her option, purchase all or any part of an aggregate of __________ shares of Common Stock (the "Optioned Shares"), at the price of $_________ per share (the "Option Price"), on the terms and conditions set forth herein.

                  2. Option Type; Exercise Dates and Exercise. Options intended to qualify as Incentive Stock Options are designated by an "ISO" under the category "Type." Options intended as separate Non-Qualified Stock Options are designated by a "NQSO" under the category "Type." The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:

                          Number of Shares               Exercise Dates
    Type                  ----------------               First     Last
    ----                                                 -----     ----
--------------------      ----------------        ------------------------------

--------------------      ----------------        ------------------------------

--------------------      ----------------        ------------------------------

--------------------      ----------------        ------------------------------

--------------------      ----------------        ------------------------------




                  Optionee acknowledges that he/she understands he/she has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 5(c) below.

                  3. Intentionally deleted.

                  4. Method of Exercise. This Option shall be deemed exercised as to the shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by full payment in cash or cash equivalents as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or part may also be made (A) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised), (B) by cancellation of any indebtedness owed by the Company to the optionee, (C) by a full recourse promissory note executed by the optionee, (D) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock on the date the option is exercised), (E) in the event that a registration statement on Form S-8 has been filed with the SEC registering the Stock underlying the options, by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (F) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of Stock already owned by the Optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a NQSO is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Option (to the extent of the number of shares of Restricted Stock or Deferred Stock surrendered upon exercise of such Option) shall be restricted in accordance with the original terms of the Restricted Stock or Deferred Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares surrendered upon the exercise of such Option.

                  5. Governing Plan. This Agreement hereby incorporates by reference the Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

                           (a)      Acknowledges receipt of a copy of the Plan,
a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

                           (b)      Agrees to accept as binding, conclusive and
final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

                           (c)      Acknowledges that he/she is familiar with
Sections of the Plan regarding the exercise of the Option(s) and represents that he/she understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2; (ii) the day prior to the fifth anniversary, in certain circumstances, of the Option(s) Grant Date with respect to Options granted as Incentive Stock Options pursuant to Subsection (5)(b) and the day prior to the tenth anniversary of the Option(s) Grant Date with respect to Options granted as Non-Qualified Stock Options; (iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such Option's term (provided, however, that if the Option's term expires within 30 days from the date of termination, then such Option shall expire 30 days from the date of termination) following the Optionee's termination of directorship or consulting or other arrangement (unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or
(v) the date that is one year following the Optionee's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and 5(h) of the Plan.

                           (d)      Acknowledges, understands and agrees that
the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause any exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of
Section 422 of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422, including without limitation the following holding period and employment requirements:

                                    (1) holding period requirement: no
                  disposition of an Optioned Share may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him/her, and

                                    (2) employment requirement: at all times
                  during the period beginning on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, its Parent, or a Subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which
                  Section 425(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three (3) month period may be extended to one (1) year, as provided under Internal Revenue Code Section 422.

                  6. Representations and Warranties. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Options evidenced hereby and the shares purchasable upon exercise thereof are being acquired only for investment and without any present intention to sell or distribute such securities.

                  7. Options Not Transferable. No Stock Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Incentive Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or, with respect to NonQualified Stock Options, in accordance with the terms of a qualified domestic relations order.

                  8. No Enlargement of Employee Rights. Nothing in this Agreement shall be construed to confer upon the Optionee (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent, to terminate his/her employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

                  9. Withholding of Taxes. Optionee authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

                  10. Laws Applicable to Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

                  11. Agreement Binding on Successors. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

                  12. Costs of Litigation. In any action at law or in equity to enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

                  13. Necessary Acts. The Optionee agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

                  14. Counterparts. For convenience this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

                  15. Invalid Provisions. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

                  16. Limitation on Value of Optioned Shares. Optionee acknowledges that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock to which Options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that should it be determined that an Option if granted as an Incentive Stock Option hereunder would exceed such maximum, such Option shall be considered granted as a Non-Qualified Stock Option to the extent, but only to the extent of such excess. This limitation shall not apply to any option granted as a NonQualified Stock Option.

                  IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.

SKECHERS U.S.A., INC.                         OPTIONEE


By:________________________________           _________________________________
   Name:                                      (Signature)
   Title:

                                              _________________________________
                                              (Print Name)

Address of Participant:

___________________________________           __________________________________
                                              (Social Security)
___________________________________




                  By his or her signature below, the spouse of the Optionee, if such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                                  __________________________________
                                  Spouse

                                  Dated:
                                  __________________________________

                  By his or her signature below the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.


                                  __________________________________
                                  Optionee

                                  Dated:
                                  __________________________________